UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report:   August 17, 2001




                          GREER BANCSHARES INCORPORATED
             (Exact name of registrant as specified in its charter)




     South Carolina                  0-33021                     57-1126200
------------------------          -------------             --------------------
 (State of other juris-           (Commission                 (IRS Employer
 diction of incorporation)        File Number)            Identification Number)


         1111 West Poinsett Street, Greer, South Carolina         29650
         -------------------------------------------------------------------
         (Address of principal executive offices)               (Zip Code)



Registrant's telephone number, including area code:  (864)

Item 5.  Other Events
---------------------

See financial statements filed herewith as Exhibit 99.1.

Item 7.  Financial Statements and Exhibits
------------------------------------------

Exhibits

99.1     Financial Statements as of June 30, 2001

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        GREER BANCSHARES INCORPORATED


August 17, 2001                         By: /s/  J. Richard Medlock, Jr.
                                            ---------------------------------
                                            J. Richard Medlock, Jr.